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                   PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
                        STRATEGIC PARTNERS ANNUITY ONE 3
                           STRATEGIC PARTNERS PLUS 3
                           STRATEGIC PARTNERS ADVISOR

                         Supplement, dated May 2, 2005
                                       To
                        Prospectuses, dated May 2, 2005

In the May 2, 2005 prospectuses for the above-referenced annuities, we describe a living benefit called the Lifetime Five Income Benefit. We are in the process of filing the insurance rider for this benefit with the New York Insurance
Department, and are awaiting approval.   We will begin offering the Lifetime
Five Income Benefit in New York when we obtain such approval.

This supplement should be read and retained with the current prospectus for your annuity contract. This supplement is intended to update information in the May 2, 2005 prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity referenced here that you do not own. If you would like another copy of the current prospectus or statement of additional information, please contact us at (888) PRU-2888.